EXHIBIT 32.1

INFORMATION ARCHITECTS CORPORATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Information Architects Corporation (the Company) on Form 10-KSB/A for the period ended December 31, 2003 as filed with the U.S. Securities and Exchange Commission on the date hereof (the Report), I, William Overhulser, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        A signed original of this written statement required by Section 906 has been provided to Information Architects Corporation and will be retained by Information Architects Corporation and furnished to the U.S. Securities and Exchange Commission or its staff upon request.
Date: August 23, 2005	BY: /s/ William Overhulser —————————————— William Overhulser Interim President
Date: August 23, 2005	BY: /s/ Roland Breton —————————————— Roland Breton Interim Chief Executive Officer